C O R N I S H   &  C A R E Y  C O M M E R C I A L

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Sublessor: Diba, Inc., A Delaware Corporation         Subject Property: 270--276
                                                      Harbor Boulevard.,
                                                      Belmont, California

Sublessee: Videonics, Inc., a California corporation  Date: July 11, 1996

1. Parties:
This Sublease is made and entered into as of July 11, 1996, by and between Diba, Inc., A Delaware Corporation ("Sublessor"), and Videonics, Inc., A California Corporation ("Sublessee"), under The Master Lease dated December 18, 1995, between Harbor Belmont Associates, as "Lessor" and Sublessor under this Sublease as "Lessee." A copy of the Master Lease is attached hereto as Attachment I and incorporated herein by this reference.

2. Provisions Constituting Sublease:

         2.1 This Sublease is subject to all of the terms and conditions of the Master Lease. Sublessee hereby assumes and agrees to perform all of the obligations of "Lessee" under the Master Lease to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas, except as specifically set forth herein. Sublessor hereby agrees to cause Lessor under the Master Lease to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas. Sublessee shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2.1 or elsewhere in this Sublease shall prevent or prohibit Sublessor (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting the Premises to any other third party.

         2.2 All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and the terms and conditions specifically set forth in this Sublease, shall constitute the complete terms and conditions of this Sublease, except the following paragraphs of the Master Lease which shall solely be the obligation of Sublessor:

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           901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404
                       (415) 341 5800 FAX (415) 341 7024
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         3  (a),  Base  Rent  (Basic  Lease  information),  Tenant  Improvements
         (exhibit B)

3. Subleased Premises and Rent:

         3.1  Subleased  Premises:
         Sublessor leases to Sublessee and Sublessee leases from Sublessor the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of approximately 6,050 square feet, located at 270--276 Harbor Boulevard.

         3.2 Rent:
         Sublessee shall pay to Sublessor as Rent for the Subleased Premises the sum in accordance with the following schedule, without deductions, offset, prior notice or demand. Rent shall be payable by Sublessee to Sublessor in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term. If the Sublease commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively.

            Month                                              Monthly Rent
            August 15, 1996 through December 31, 1996          $5,570.00 NNN
            January 1, 1997 through December 31, 1997          $5,810.00 NNN
            January 1, 1998 through December 31, 1998          $6,100.00 NNN

         Sublessee further agrees to pay the operating expenses as they are presented to Sublessor.

         3.3 Security Deposit:
         In addition to the Rent specified above, Sublessee shall pay to Sublessor an equivalent of one month's rent as a non-interest bearing Security Deposit. In the event Sublessee has performed all of the terms and conditions of this Sublease during the term hereof, Sublessor shall return to Sublessee, within ten days after Sublessee has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublessor.

4. Rights of Access and Use:

         4.1 Use:
         Sublessee shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublessor and Master Landlord consent in writing to other uses prior to the commencement thereof.

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           901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404
                       (415) 341 5800 FAX (415) 341 7024
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5. Sublease Term:

         5.1 Sublease Term:
         The Sublease Term shall be for the period commencing on August 15, 1996, and continuing through December 31, 1998. In no event shall the Sublease Term extend beyond the Term of the Master Lease.

         5.2 Inability to Deliver Possession:
         In the event Sublessor is unable to deliver possession of the Subleased Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for Rent until such time as Sublessor offers to deliver possession of the Subleased Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to commencement of the term, Sublessee shall do so subject to all the covenants and conditions hereof and shall pay Rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day. In the event Sublessor has been unable to deliver possession of the Subleased Premises within 30 days from the commencement date, Sublessee, at Sublessee's option, may terminate this Sublease.

6. Notices:
All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown on the signature page hereof. Sublessor shall notify Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublessor's receipt of notice from the Landlord of an Event of Default or actual knowledge of such impairment. If Sublessor elects to terminate the Master Lease, Sublessor shall so notify Sublessee by giving at least 30 days notice prior to the effective date of such termination.

7. Broker Fee:
Upon execution of the Sublease, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, a sum determined per separate agreement for brokerage services rendered by Broker to Sublessor in these transactions.

8. Compliance With Americans With Disabilities Act:
Sublessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Subleased Premises or to any other portion of the property and/or building of which the Subleased Premises are a part, required or reasonably necessary because of: (1) Sublessee's use of the Subleased Premises or any portion thereof; (2) the use by a Sublessee by reason of

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           901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404
                       (415) 341 5800 FAX (415) 341 7024
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assignment or sublease; or (3) both, including any improvements,  alterations or other  work  required  under  the  Americans  With  Disabilities  Act  of  1990.
Compliance with the provisions of this Section 8 shall be a condition of Sublessor granting its consent to any assignment or Sublease of all or a portion of this Sublease and the Subleased Premises described in this Sublease.

9. Compliance With Nondiscrimination Regulations:
It is understood that it is illegal for Sublessor to refuse to display or sublease the Subleased Premises, or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, marital status or disability.

10. Toxic Contamination Disclosure:
Sublessor and Sublessee each acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations ("Laws") affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic ("Toxics"). Many materials, some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics, and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

Sublessor and Sublessee each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to: (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act (Earthquake Zones), Section 2621-2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps," as applicable.

Sublessor and Sublessee each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Sublessee agrees that it will rely solely upon its own investigation and/or the investigation of professionals retained by it or Sublessor, and neither Sublessor nor Sublessee shall rely upon Broker to determine the physical and environmental condition of the Subleased Premises or to determine whether, to what extent or in what manner, such condition must be disclosed to potential sublessees, assignees, purchasers or other interested parties.

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           901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404
                       (415) 341 5800 FAX (415) 341 7024
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11. Rent Abatement and Damages to Personal Property:
In the event Sublessor, pursuant to the terms of the Master Lease, is entitled to and receives rent abatement, then to the extent such rent abatement affects the subleased premises, Sublessee shall be entitled to rent abatement in an amount that the net rentable area of the subleased premises bears to the total net rentable area of the Master Lease, and only to the extent any such abatement applies to the sublease term. In addition, any amounts paid or credited to Sublessor under the terms of the Master Lease for damage to personal property shall be credited to Sublessee, subject to the same limitations set forth above.

Sublessor:. DIBA, INC., a Delaware corporation

By:  /s/ Farzad Dibachi                   Date:    7/25/96
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    Farzad Dibachi, President

Address: 270 Harbor Boulevard
Belmont, CA 94002

Sublessee: VIDEONICS, INC., a California corporation

By:  /s/ Jim McNeill                      Date:    7/20/96
    --------------------------------           -------------------------------
    Jim McNeill, Vice President of
    Finance & CFO


Address: 1370 Dell Avenue
         Campbell, California 95008

NOTICE TO SUBLESSOR AND SUBLESSEE: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SUBLESSOR AND SUBLESSEE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

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           901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404
                       (415) 341 5800 FAX (415) 341 7024
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